Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
9. Subsequent Events
Merger Agreement
On July 17, 2023, the Company, Merger Sub, and Neurogene entered into the Merger Agreement, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Neurogene, with Neurogene continuing as a wholly owned subsidiary of Neoleukin and the surviving corporation of the merger (the “Merger”). The Merger is expected to close in the fourth quarter of 2023, subject to approval by the Company’s and Neurogene’s stockholders, the effectiveness of a registration statement to be filed with the SEC to register the securities to be issued in connection with the Merger, and the satisfaction of customary closing conditions.
Holders of common stock of Neoleukin and
pre-funded
warrants exercisable for common stock of Neoleukin immediately prior to the Merger will be issued a contingent value right (“CVR”), at the closing of the Merger that will entitle them to receive payments in cash or shares of the surviving company (at the surviving company’s election) through June 30, 2029 in the event that (a) certain legacy assets of Neoleukin are sold prior to or in the first year following the closing of the Merger, (b) there is a reduction of any lease obligations of Neoleukin, net of certain costs, and (c) the Company receives any amounts from the State of Washington in connection with a sales tax refund being submitted to the State of Washington. Holders of options to purchase stock of Neoleukin at the time of the closing who later exercise
those options shall also be entitled to receive one CVR per share issued on exercise of such option, provided, however, that no payments of prior amounts paid to the holders of the CVRs shall be owing to such option holder upon exercise.
The Merger Agreement contains certain termination rights of each of Neoleukin and Neurogene. Upon termination of the Merger Agreement under specified circumstances, Neoleukin may be required to pay Neurogene a termination fee of $3.0 million and/or reimburse Neurogene’s expenses up to a maximum of $1.0 million, and Neurogene may be required to pay Neoleukin a termination fee of $12.0 million and/or reimburse Neoleukin’s expenses up to a maximum of $1.0 million.

14. Subsequent Events
On March 6, 2023, the Company’s Board of Directors approved a reduction in force of the Company’s workforce by approximately 70% and a re-prioritization
of the Company’s focus to seek strategic alternatives to maximize shareholder value (the “Restructuring Plan”). The Company’s current best estimate of costs it will incur total between $2.5 million and $3.0 million, consisting of employee related costs, including severance and benefits and equity compensation, contract termination costs, and other costs. Approximately $0.3 million of these costs are expected to be non-cash
expenses. The majority of these costs are expected to be incurred during the first half of 2023, and the Company expects the execution of the Restructuring Plan will be substantially complete by the end of the second quarter of 2023. These costs are incremental to the exit and disposal costs previously disclosed in Item 5 of the Company’s Quarterly Report on Form
10-Q
filed with the Securities and Exchange Commission on November 14, 2022.